EXHIBIT 10.1

EXCHANGE AGREEMENT

by and between

FIRST GUARANTY BANKSHARES, INC. AND
EDGAR RAY SMITH III

Dated as of June 16, 2025

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is dated as of June 16, 2025, by and between First Guaranty Bancshares, Inc., a Louisiana corporation (the “Company”), and Edgar Ray Smith III (the “Noteholder”).

RECITALS

WHEREAS, the Noteholder currently holds the Floating Rate Subordinated Note due June 21, 2032 (the “Subordinated Note”) in the principal amount of Fifteen Million Dollars ($15,000,000) issued by the Company;

WHEREAS, pursuant to the terms of the Subordinated Note, the Company is obligated to make quarterly payments of interest and to repay to the Noteholder the principal amount, plus accrued but unpaid interest thereon, on June 21, 2032;

WHEREAS, in March 2025 the Noteholder offered to exchange the Subordinated Note for common stock based on the then-trading prices, and the Company now desires to accept that offer;

WHEREAS, the Company desires to reduce its debt burden, reduce its interest expense and replace Tier 2 capital with common equity capital by accepting the Noteholder’s offer;

WHEREAS, the Company and the Noteholder now desire to exchange (the “Exchange”) the Subordinated Note for 1,981,506 shares of common stock of the Company (the “ Exchange Shares”);

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Noteholder hereby agree as follows:

ARTICLE 1 DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning set forth in the Preamble.
“Company” shall have the meaning set forth in the Preamble.
“Burdensome Condition” has the meaning set forth in Section 5.1(b).
“Business Day” means a day, other than a Saturday or Sunday, on which banks in Hammond, Louisiana are open for the general transaction of business.

“CIBC Act” means the Change in Bank Control Act of 1978, as amended.
“Closing” has the meaning set forth in Section 2.2.
“Closing Date” means a date mutually agreeable to the Company and the Noteholder

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Time” shall mean the time on the Closing Date at which the Closing shall occur.
“Exchange” has the meaning set forth in the Recitals.
“Exchange Shares” has the meaning set forth in the Recitals.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.
“Lien” means any lien, charge, claim, encumbrance, security interest, or other restrictions of any kind.

“Material Adverse Effect” means any circumstance, event, change, development or other effect that, individually or in the aggregate, has resulted in or would be reasonably expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) any material adverse impact on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement; provided, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in GAAP or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by any court, administrative agency or other governmental authority, whether federal, state, local or foreign, or any applicable industry self-regulatory organization, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Noteholder, (D) changes, after the date hereof, in general economic, monetary or financial conditions, including financial market volatility or downturn, (E) changes in global or national political conditions, including the outbreak or escalation of war (whether or not declared) or acts of terrorism, or the impact of any earthquake, hurricane, tornado or other natural disasters, (F) the public disclosure of this Agreement or the transactions contemplated hereby, and (G) any failure by the Company or any Subsidiary to meet any internal projections or forecasts with regard to the operations, assets, properties, business condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the determination of whether a Material Adverse Effect has occurred may be taken into account in in determining whether there has been a Material Adverse Effect); except, with respect to clauses (A), (B), (D) and (E), to the extent that the effects of such changes have a disproportionate effect on the Company and the Subsidiaries, taken as a whole, relative to other similarly situated banks, savings associations or their holding companies generally.

“Noteholder” has the meaning set forth in the Preamble.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, other entity or governmental authority.
“Regulation D” has the meaning set forth in the Recitals.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Subsidiary” means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

ARTICLE 2
THE EXCHANGE AND CLOSING
2.1    The Exchange. On the terms and subject to the conditions set forth in this Agreement, upon the Closing, (i) the Company agrees to issue to the Noteholder, in exchange for the Subordinated Note and the payment of interest thereon, the Exchange Shares, and (ii) the Noteholder agrees to deliver to the Company the Subordinated Note in exchange for the Exchange Shares.

2.2    Closing. The Exchange will take place on the Closing Date, at which time the Noteholder will cause delivery of the Subordinated Note to the Company or its designated agent, and the Company will cause delivery of the Exchange Shares to the Noteholder or his designated agent.

2.3    Status of Subordinated Note after Closing. Following the Effective Time, interest shall cease to accrue on the Subordinated Note, and the Subordinated Note shall no longer be deemed outstanding and all of Noteholder’s rights with respect to the Subordinated Note shall cease and terminate.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. The Company represents and warrants to the Noteholder as of the date hereof and as of the Closing Date that:

(a)    Organization and Authority. The Company is duly organized, validly existing and in good standing under the laws of the State of Louisiana and has all necessary power and authority to own, operate and lease its properties to carry on its business in all material respects as it is currently being conducted, and has not, individual or in the aggregate, had and would not reasonably be expected to have a Material Adverse Effect. Each Subsidiary has been duly organized and validly existing in good standing under the laws of its jurisdiction of organization.

(b)    Authorization and Enforceability. The Company has the corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder, including the issuance of the Exchange Shares. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no further approval or authorization is required on the part of the Company. This Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors rights and remedies generally.

(c)    Exchange Shares. The Exchange Shares have been duly and validly authorized by all necessary action, and, when issued and delivered pursuant to this Agreement, such Exchange Shares will by duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, and will not subject the holder thereof to personal liability.

(d)    No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in termination of, or accelerate the performance required by, or result in a right of termination of acceleration of, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets of properties of the Company or any Subsidiary under any of the terms, conditions or provisions of (i) its organizational documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it or any Subsidiary may be bound, or to which the Company or any Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject to, or (B) violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Subsidiary or any of their respective properties or assets, except, in the case of clauses (A)(ii) or (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(e)    Filings, Consents and Approvals. Other than such filings and approvals as are required to be made or obtained under any applicable securities laws or state blue sky laws, no notice to, filing with or review by, or authorization, consent or approval is required to be made or obtained by the Company in connection with the consummation by the Company of the Exchange, except for any such notices, filings, reviews, authorizations, consents and approvals the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f)    Offering of Securities. Neither the Company nor any person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Exchange Shares under the Securities Act and the rules and regulations of the SEC promulgated thereunder), which might be subject the offering, issuance or sale of the Exchange Shares to the Noteholder pursuant to this Agreement to the registration requirements of the Securities Act.

(g)    Brokers and Finders. No broker, finder or investment banker is entitled to any financial advisory, brokerage, finders or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any Subsidiary for which the Noteholder could have any liability.

3.2    Representations and Warranties of the Noteholder. The Noteholder hereby represents and warrants as of the date hereof and as of the Effective Time to the Company as follows:

(a)    Authority. The Noteholder is a natural person with full power, authority and capacity to execute and deliver the Agreement and perform the transactions contemplated hereby. Execution and delivery by the Noteholder in accordance with the terms hereof will constitute the valid and legally binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)    No Conflicts. The execution, delivery and performance by the Noteholder of this Agreement and the consummation by the Noteholder of the transactions contemplated hereby and thereby will not (i) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Noteholder is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Noteholder, except in the case of clause (i) above, for such conflicts, defaults, rights or violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Noteholder to perform his obligations hereunder.

(c)     Reliance. The Company is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to (i) any regulatory authority having jurisdiction over the Company and its Affiliates and (ii) any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, in each case, to the extent required by any court or governmental authority to which the Company is subject, provided that the Company provides the Noteholder with prior written notice of such disclosure.

(d)    Direct Purchase. The Noteholder is acquiring the Exchange Shares directly from the Company and not from a financial advisor or any other party.

(e)    Brokers and Finders. No broker, finder or financial advisor will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Noteholder or, to his knowledge, the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Noteholder other than customary attorneys, accountant and financial advisory fees.

(f)    Consents. To the Noteholder’s knowledge, assuming the accuracy of the representations and warranties of the Company, no other approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental entity or authority or any other person or entity in respect of any law or regulation is necessary or required, and no lapse of a waiting period under law applicable to the Noteholder is necessary or required, in each case in connection with the execution, delivery or performance by the Noteholder of this Agreement or the acquisition of the Exchange Shares contemplated hereby.

(g)    Ownership of Shares. The Noteholder holds the Subordinated Note free and clear of any Liens. The Noteholder has the requisite power and authority to convey the Subordinated Note to the Company at Closing in accordance with the terms of this Agreement.

(h)    Securities Acknowledgements. The Noteholder makes the following representations, warranties and acknowledgements:

(i)    The Noteholder is an “accredited investor” as defined in Rule 501(a) of Regulation D.

(ii)    The Noteholder became aware of the offering of the Exchange Shares through direct contact with the Company and not as a result of any general solicitation.

(iii)    The Noteholder is able to bear the economic risk of losing his entire investment in the Exchange Shares.

(iv)    The Noteholder acknowledges and understands that the Exchange Shares are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation (the “FDIC”) and that the Exchange Shares have not been approved or disapproved, and the adequacy of the disclosures set forth herein has not been passed upon, by the FDIC, the Louisiana Office of Financial Institutions, the SEC or any state or other securities commission or regulatory body or other governmental authority.

(v)    The Noteholder represents and warrants that his investment in the Exchange Shares is consistent with his investment purposes and objectives and cash flow requirements and will not adversely affect his overall need for diversification and liquidity.

(vi)    The Noteholder has made his own investment decision based upon his own judgment, due diligence and advice from such advisors as he has deemed necessary and not upon any view expressed by any other person or entity. Neither such inquiries nor any other due diligence investigations conducted by him or his advisors or representatives, if any, shall modify, amend or affect his right to rely on Company’s representations and warranties contained herein. He is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any Person by or on behalf of Company, except for the express statements, representations and warranties of Company made or contained in this Agreement. Furthermore, he acknowledges that nothing in this Agreement or any other materials presented by or on behalf of Company to him in connection with the Exchange constitutes legal, tax or investment advice.

(vii)    The Noteholder acknowledges and understands that the subscription price does not necessarily represent the fair market or actual value of the Exchange Shares or the Subordinated Note. The Noteholder understands and acknowledges that the subscription price for the Exchange Shares does not necessarily bear any relationship to the Company’s assets, book value, net worth, past operating results, financial condition or any other recognized criteria of value and may not be indicative of the fair market value of the Company’s common stock following the offering. The Noteholder understands and acknowledges that the Company may sell its common stock and other securities at any time at a price different from the subscription price hereunder and that any such sale(s) are not necessarily indicative of the fair market or actual value of the securities.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

4.1    No Registration. The Noteholder acknowledges and agrees that, based in part upon his representations contained herein and in reliance upon applicable exemptions, the Exchange Shares have not been and will not be registered under the Securities Act or the securities laws of any other domestic or foreign jurisdiction. The Noteholder agrees not to offer, sell, pledge or otherwise dispose of all or any portion of the Exchange Shares without registration or qualification except pursuant to an offering duly registered or qualified under the Securities Act and any applicable state securities laws, unless in the opinion of counsel for, or counsel satisfactory to, the Company, registration or qualification under the Securities Act and any applicable state securities laws is not required. The Noteholder understands that a legend to this effect will be placed on the Exchange Shares and that a proper notation will be made in such stock transfer records to ensure against the unauthorized or illegal transfer of the Exchange Shares. The Noteholder further understands that Rule 144 under the Securities Act is not presently available and may not become available.

4.2    No Liens. From the date of this Agreement until the earlier of the Closing or the termination of this Agreement, the Noteholder will not sell, transfer, assign, hypothecate, encumber, or subject to any Lien any of the Exchange Shares.

4.3    Efforts to Consummate. The parties shall cooperate and consult with each other and use reasonable commercial efforts to timely prepare and file all documentation, effect all applications, notices, petitions, filings and other documents, and obtain all consents, orders, approvals and authorizations of, or exemptions from, all regulatory authorities and other third parties necessary or advisable to consummate the transactions contemplated by this Agreement.

ARTICLE 5
CONDITIONS PRECEDENT TO CLOSING

5.1    Conditions Precedent to the Obligations of Both Parties. The obligation of the Noteholder to exchange the Subordinated Note at the Closing, on the one hand, and the obligation of the Company to issue the Exchange Shares at the Closing, on the other hand, are subject to the fulfillment, at or prior to the Effective Time, of each of the following conditions, any of which may be waived by both the Noteholder and the Company (to the extent permitted by law):
(a)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(b)    Consents. The Company shall have obtained in a timely fashion any and all other consents, permits, approvals, registrations and waivers necessary for consummation of the transactions contemplated by this Agreement, except such consents, permits, approvals, registrations and waivers the failure to obtain shall not have had or is reasonably likely to cause a Material Adverse Effect.

(c)    No Burdensome Condition. Since the date hereof, there shall not be any action taken, or any law, rule or regulation enacted, entered, enforced or deemed applicable to the Company or its Subsidiaries, the Noteholder (or his Affiliates) or the transactions contemplated by this Agreement, by any bank regulatory authority that imposes any restriction or condition on the Company or its Subsidiaries or the Noteholder or any of his Affiliates that the Noteholder or the Company determines, in his or its reasonable good faith judgment, is materially and unreasonably burdensome on the Company’s business following the Closing or on the Noteholder (or any of his Affiliates) or would significantly reduce the economic benefits of the transactions contemplated by this Agreement to the Noteholder or the Company to such a degree that the Noteholder or the Company, as applicable, would not have entered into this Agreement had such condition or restriction been known to him or it on the date hereof (any such condition or restriction, a “Burdensome Condition”).

5.2    Conditions Precedent to the Obligations of the Noteholder. The obligation of the Noteholder to exchange the Subordinated Note for the Exchange Shares at the Closing is subject to the fulfillment, at and as of the Effective Time, of each of the following conditions, any of which may be waived by the Noteholder:Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct as of the date hereof and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date. No representation or warranty of the Company shall be deemed untrue or incorrect, and it shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty has had or is reasonably likely to have a Material Adverse Effect.

(a)Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(b)Ownership Limitation. The Noteholder shall have determined in his reasonable good faith judgment that the acquisition of the Exchange Shares by the Noteholder and the other transactions contemplated in this Agreement shall not (i) cause the Noteholder or any of his Affiliates to violate any banking law or regulation, (ii) require the Noteholder or any of his Affiliates to file or amend a prior notice under the CIBC Act, or (iii) otherwise seek prior approval or non-objection of any banking regulator.

(c)Interest. The Company shall have paid to Noteholder all accrued but unpaid interest through but excluding the Closing Date in accordance with the Subordinated Note.

5.3    Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue the Exchange Shares in exchange for the Subordinated Note at the Closing is subject to the fulfillment, at and as of the Effective Time, of the following conditions, any of which may be waived by the Company:

(a)    Representations and Warranties. The representations and warranties made by the Noteholder in Section 3.2 hereof shall be true and correct in all material respects as of the date hereof and as of the Effective Time as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date.
(b)    Performance. The Noteholder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Noteholder at or prior to the Effective Time.

ARTICLE 6
MISCELLANEOUS

6.1    Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Noteholder will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.

6.2    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second Business Day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing to the party to receive such notice.

If to the Company: First Guaranty Bancshares, Inc.
400 East Thomas Street
Hammond, Louisiana 70401
Attention: Eric Dosch

With a copy to: Fenimore Kay Harrison LLP
2839 Paces Ferry Road SE, Suite 750
Atlanta, Georgia 30339
Attention: Kevin E. Strachan

If to the Noteholder: To the Noteholder’s address indicated on the Security Register (as defined in the
Subordinated Note) or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.3    Amendments; Waivers. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing, expressly stating an intention to amend the Agreement, and signed by an officer or a duly authorized representative of such party.

6.4    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

6.5    Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. Neither the Noteholder nor the Company may assign this Agreement, or any rights or obligations hereunder, without the prior written consent of the other party.

6.6    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.7    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Louisiana (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

6.8    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.9    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.10    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Noteholder and the Company may be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.11    Termination, Rescission. This Agreement may be terminated at any time prior to the Closing:

(a)    by either the Noteholder or the Company if the Closing shall not have occurred by July 31, 2025; provided, however, that in the event the Closing has not occurred by such date, the parties will consult in good faith to determine whether to extend the term of the Agreement; provided, further, that the right to terminate this Agreement under this Section 6.11(a) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement shall have caused or resulted in the failure of the Closing to occur on or prior to such date;

(b)    by either the Noteholder or the Company in the event that any governmental authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

(c)    by the mutual written consent of the Noteholder and the Company.

In the event of termination of this Agreement as provided in this Section 6.11, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto under this Agreement except that nothing herein shall relieve either party from liability for any breach of this Agreement and the Subordinated Note shall continue to be valid and enforceable.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FIRST GUARANTY BANCSHARES, INC.
By: /s/ Michael R. Mineer
Michael R. Mineer
President & Chief Executive Officer

NOTEHOLDER
/s/ Edgar Ray Smith, III
Edgar Ray Smith III